UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 13, 2008 (February 28, 2007)

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MODERN CITY ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)
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Washington	000-50468	98-0206033
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

8551 Sunrise Boulevard, Suite 210, Ft. Lauderdale, Florida, 33322
(Address of principal executive offices)

(305) 970-4898
 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Definitive Agreement

On February 28, 2007, MODERN CITY ENTERTAINMENT, LLC UNIT HOLDERS,entered into the Share Exchange Agreement with BAY MANAGEMENT LTD., a Bahamian Corporation. The Share Exchange Agreement is filed herewith as Exhibit 99.1 and is incorporated by reference in this Item 1.01.

Item 9.01. Financial Statements and Exhibits
(d)	Exhibits
Exhibit Number	Description
99.1	SHARE EXCHANGE AGREEMENT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 13, 2008
	By:	/s/ WILLIAM ERFURTH
William Erfurth President and Director